UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report: April 14, 2004                Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                               54-1375874
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(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On April 14, 2004, National Bankshares, Inc. issued a press release announcing the Company's earnings for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.


Exhibit
99.1    National Bankshares, Inc. press Release dated April 14, 2004.



                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.


                                    By:  /s/JAMES G. RAKES
                                         ---------------------------------
                                         James G. Rakes
                                         Chairman
                                         President and Chief Executive Officer




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